EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Nicholas Goodman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Raser Technologies, Inc. on Form 10-K for the year ended December 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: March 18, 2010	/s/ NICHOLAS GOODMAN
Nicholas Goodman Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Richard D. Clayton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Raser Technologies, Inc. on Form 10-K for the year ended December 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: March 18, 2010	/s/ RICHARD D. CLAYTON
Richard D. Clayton Principal Financial Officer (Principal Financial and Accounting Officer)

A signed original of each of the written statements above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Raser Technologies, Inc. and will be retained by Raser Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.